                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-1 (No. 333-76135) of Zap.Com Corporation of our reports dated March 10, 2005 relating to the financial statements, which appear in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Rochester, New York
March 11, 2005